SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 12, 2003

                           KNIGHT TRANSPORTATION, INC.
             (Exact name of registrant as specified in its charter)


          Arizona                    000-24946                   86-0649974
(STATE OR OTHER JURISDICTION        (COMMISSION               (I.R.S. EMPLOYER
     OF INCORPORATION)              FILE NUMBER)             IDENTIFICATION NO.)


                  5601 W. BUCKEYE ROAD, PHOENIX, ARIZONA 85043
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (602) 269-2000


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Not applicable.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     Not applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

     Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

     EXHIBIT
     NUMBER      EXHIBIT TITLE
     ------      -------------

      99.1 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, by Kevin P. Knight, the Company's Chief Executive Officer.

      99.2 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, by Timothy M. Kohl, the Company's Chief Financial Officer.

ITEM 8. CHANGE IN FISCAL YEAR

     Not applicable.

ITEM 9. REGULATION FD DISCLOSURE

     Concurrently with the filing of the Knight Transportation, Inc., an Arizona corporation (the "Company"), Form 10-Q for the quarter ended March 31, 2003, Kevin P. Knight, the Company's President and Chief Executive Officer, and Timothy M. Kohl, the Company's Chief Financial Officer, provided to the SEC the certifications required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of such certifications are attached hereto as exhibits 99.1 and 99.2, respectively.

     The certifications attached hereto are being furnished to the Securities and Exchange Commission solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and are not being filed as part of the Company's Form 10-Q for the quarter ended March 31, 2003 or as a separate disclosure document. The information included in this Current Report on Form 8-K (including the exhibits hereto) is furnished pursuant to Item 9, and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material to investors.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     KNIGHT TRANSPORTATION, INC.


Date: May 12, 2003                   /s/ Timothy M. Kohl
                                     -------------------------------------------
                                     Timothy M. Kohl
                                     Executive Vice President, Secretary, and
                                     Chief Financial Officer

                                  EXHIBIT INDEX

99.1   Certification  pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
       Section 906 of the Sarbanes-Oxley Act of 2002, by Kevin P. Knight, the Company's Chief Executive Officer.

99.2   Certification  pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
       Section 906 of the Sarbanes-Oxley Act of 2002, by Timothy M. Kohl, the Company's Chief Financial Officer.